Exhibit 5.2

[Letterhead of Richards, Layton & Finger, P.A.]

September 8, 2004

JPMorgan Chase Capital XIII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re: JPMorgan Chase Capital XIII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (formerly named J.P. Morgan Chase & Co.) (“JPMorgan”), and JPMorgan Chase Capital XIII (formerly named J.P. Morgan Chase Capital XIII), a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of August 24, 2001, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on August 27, 2001;

(b) The Amended and Restated Certificate of Trust of the Trust, dated as of August 31, 2004 (the “Certificate”), as filed in the office of the Secretary of State on September 1, 2004;

(c) The Trust Agreement of the Trust, dated as of August 24, 2001, among JPMorgan, as depositor, and the trustees of the Trust named therein, as amended by Amendment No. 1 thereto, dated as of August 31, 2004;

(d) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XIV, JPMorgan

JPMorgan Chase Capital XIII

September 8, 2004

Chase Capital XV, JPMorgan Chase Capital XVI and JPMorgan Chase Capital XVII with the Securities and Exchange Commission on July 30, 2004, as amended by Amendment No. 1 thereto, as proposed to be filed with the Securities and Exchange Commission on or about September 8, 2004 (as so amended, the “Registration Statement”);

(e) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(f) A Certificate of Good Standing for the Trust, dated September 8, 2004, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust

JPMorgan Chase Capital XIII

September 8, 2004

Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richard, Layton & Finger, P.A.

BJK/MVP

[Letterhead of Richards, Layton & Finger, P.A.]

September 8, 2004

JPMorgan Chase Capital XIV

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re: JPMorgan Chase Capital XIV

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XIV, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of July 29, 2004, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 29, 2004;

(b) The Trust Agreement of the Trust, dated as of July 29, 2004, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XIII, JPMorgan Chase Capital XV, JPMorgan Chase Capital XVI and JPMorgan Chase Capital XVII with the Securities and Exchange Commission on July 30, 2004, as amended by Amendment No. 1 thereto, as proposed to be filed with the Securities and Exchange Commission on or about September 8, 2004 (as so amended, the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered

JPMorgan Chase Capital XIV

September 8, 2004

into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated September 8, 2004, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

JPMorgan Chase Capital XIV

September 8, 2004

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

BJK/MVP

[Letterhead of Richards, Layton & Finger, P.A.]

September 8, 2004

JPMorgan Chase Capital XV

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re: JPMorgan Chase Capital XV

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XV, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of July 29, 2004, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 29, 2004;

(b) The Trust Agreement of the Trust, dated as of July 29, 2004, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XIII, JPMorgan Chase Capital XIV, JPMorgan Chase Capital XVI and JPMorgan Chase Capital XVII with the Securities and Exchange Commission on July 30, 2004, as amended by Amendment No. 1 thereto, as proposed to be filed with the Securities and Exchange Commission on or about September 8, 2004 (as so amended, the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered

JPMorgan Chase Capital XV

September 8, 2004

into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated September 8, 2004, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

JPMorgan Chase Capital XV

September 8, 2004

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

BJK/MVP

[Letterhead of Richards, Layton & Finger, P.A.]

September 8, 2004

JPMorgan Chase Capital XVI

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re: JPMorgan Chase Capital XVI

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XVI, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of July 29, 2004, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 29, 2004;

(b) The Trust Agreement of the Trust, dated as of July 29, 2004, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XIII, JPMorgan Chase Capital XIV, JPMorgan Chase Capital XV and JPMorgan Chase Capital XVII with the Securities and Exchange Commission on July 30, 2004, as amended by Amendment No. 1 thereto, as proposed to be filed with the Securities and Exchange Commission on or about September 8, 2004 (as so amended, the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered

JPMorgan Chase Capital XVI

September 8, 2004

into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated September 8, 2004, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

JPMorgan Chase Capital XVI

September 8, 2004

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

BJK/MVP

[Letterhead of Richards, Layton & Finger, P.A.]

September 8, 2004

JPMorgan Chase Capital XVII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re: JPMorgan Chase Capital XVII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XVII, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of July 29, 2004, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 29, 2004;

(b) The Trust Agreement of the Trust, dated as of July 29, 2004, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XIII, JPMorgan Chase Capital XIV, JPMorgan Chase Capital XV and JPMorgan Chase Capital XVI with the Securities and Exchange Commission on July 30, 2004, as amended by Amendment No. 1 thereto, as proposed to be filed with the Securities and Exchange Commission on or about September 8, 2004 (as so amended, the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered

JPMorgan Chase Capital XVII

September 8, 2004

into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated September 8, 2004, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

JPMorgan Chase Capital XVII

September 8, 2004

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

BJK/MVP